UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                            ______________________________

                                      FORM 8-K
                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):       December 20, 2007

                                     0-15898
                           (Commission File Number)
                         ______________________________
                         CASUAL MALE RETAIL GROUP, INC.
          (Exact name of registrant as specified in its charter)

      Delaware                                                04-2623104
(State of Incorporation)                  (IRS Employer Identification Number)

                  555 Turnpike Street, Canton, Massachusetts 02021
               (Address of registrant's principal executive office)

                               (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))












ITEM 1.01	Entry into a Material Definitive Agreement.

On December 20, 2007, Casual Male Retail Group, Inc. (the "Company") amended its credit facility with Bank of America, N.A. by executing the Third
Amendment to Fifth Amended and Restated Loan and Security Agreement (the
"Third Amendment"). The Third Amendment extends the maturity date of the credit facility to October 29, 2011 and extends the Company's current Last Out Advance Percentage, as defined in the Third Amendment, of 10% through, but excluding, December 28, 2008. On and after December 28, 2008, the Last Out Advance
 Percentage will be 5 %. The Third Amendment also permits the formation of new wholly-owned subsidiaries, which will directly or indirectly own 100% membership in CMRG Apparel, LLC.

The foregoing description of the Third Amendment does not purport to summarize all of its respective provisions and is qualified in its entirety by reference to such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.02 	Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

The Company has adopted a revised Nonqualified Compensation Plan (the "Plan") for the purposes of providing deferred compensation for a select group of the Company's management and highly compensated employees who are not able to fully benefit under the Company's existing qualified 401(k) plan due to their highly compensated status. As a result of the Company's adoption of a "safe harbor 401(k) plan", effective January 1, 2008, the "Wraparound" provisions of the previous Nonqualified Compensation Plan are no longer needed and have been eliminated from the Plan. In addition, effective January 1, 2008, the Company will cease to have nondiscrimination testing performed to determine the maximum amount of Employer Matching Contributions that may be contributed on behalf of each participant of the Plan. Lastly, the Company will no longer make a mandatory matching contribution under this Plan but may make discretionary matching contributions if it so chooses.

ITEM 9.01	Financial Statements and Exhibits

	(d) Exhibits

	Exhibit No.			Description
      ----------       -----------------------------------------

      10.1 Third Amendment to Fifth Amended and Restated Loan and Security Agreement dated December 20, 2007 by and among Bank of America, N.A. as Administrative and Collateral Agent, the Lenders identified therein, as Borrowers' Representative and the Company and CMRG Apparel, LLC, as Borrowers.








                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CASUAL MALE RETAIL GROUP, INC.
                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Date:  December 21, 2007